UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2008

PRIDE BUSINESS DEVELOPMENT
HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-32517	20-4381969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 L & A Road
Metairie, LA 70001

Registrant's telephone number, including area code: (225) 766-5805

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of certain Officers.

On July 7, 2008 the company received the resignations off M. Michael Markow, Ari Markow and Francine Markow as members of the Board of Directors. There were no disagreements between the Company and these individuals which led to their respective resignations.

Effective July 7, 2008, John Landrem and Charles Stenbeck were appointed as directors of the Company. Also effective July 7, 2008, John Landrem and Charles Stenbeck were appointed as President and Secretary/Treasurer, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
Date: July 30, 2008	By: /s/ John Landrem
Name: John Landrem
Title: President